                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                February 23, 2004

                        TANKLESS SYSTEMS WORLDWIDE, INC.

                        (fka) ELUTION TECHNOLOGIES, INC.

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                 (EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

             NEVADA                  000-27549               88-0362112

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          (STATE OF              (COMMISSION FILE           (IRS EMPLOYER

        INCORPORATION)                NUMBER)            IDENTIFICATION NO.)

                            7650 East Evans, Suite C

                            Scottsdale, Arizona 85260

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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (480) 609-7575

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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.  OTHER EVENTS.

On February  23,  2004,  the  Registrant  sent to the  Securities  and  Exchange Commission  its Form D, Rule 506  Notice  regarding  its Five  Hundred  Thousand Dollar ($500,000.00)  private placement financing to accredited  investors.  The investor  receives a one year  debenture  with an  interest  rate of Ten percent (10%) per year, payable  quarterly.  Further the investor receives One (1) share of the  restricted  stock of the  Registrant  for each Two  Dollars  ($2.00)  of debentures purchased.  As of May 20, 2004 the amount of debentures sold and paid for was the sum of Five Hundred  Thousand Dollars ($500,000.00). The Registrant has now completed the financing.

This Five Hundred Thousand Dollar ($500,000.00) financing, after expenses and commissions,  will be used for working  capital and product  development  by the Registrant.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                   TANKLESS SYSTEMS WORLDWIDE, INC.

                                By: /s/ Thomas Kreitzer

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                                    Thomas Kreitzer, President

Dated: May 20, 2004